Valuation and Qualifying Accounts - Valuation and Qualifying Accounts (Detail) - Deferred Tax Valuation Allowance [Member] - USD ($) $ in Thousands	12 Months Ended
	Oct. 29, 2016	Oct. 31, 2015	Oct. 31, 2014
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Year	$ 797	$ 796	$ 800
Charge to Costs and Expenses	(638)	0	0
Utilization of Reserve	0	0	0
Other, Such as Rate Changes or Foreign Currency Changes	(5)	1	(4)
Balance at End of Year	$ 154	$ 797	$ 796